SCUDDER  [logo]

Scudder Health Care Fund

Supplement to Prospectus
dated January 5, 1998

The following text replaces the section entitled "Shareholder benefits -- A team approach to investing" on page 17.

Scudder Health Care Fund

Lead Portfolio Manager Jim Fenger has responsibility for the Fund's day-to-day management and investment strategies. Mr. Fenger has 15 years of investment industry experience and specializes in pharmaceutical (domestic and foreign) and biotechnology companies, as well as medical technology and hospital supply firms. Mr. Fenger has been a healthcare investment analyst with the Adviser for 15 years. Kimberly Purvis, Portfolio Manager, focuses on healthcare services (hospitals, HMO's, etc.), medical supply distributors and medical device companies. Prior to joining the Adviser in February 1997, Ms. Purvis was an equity research analyst at an investment banking firm. Ms. Purvis has 14 years of industry experience. Sally Yanchus, Portfolio Manager, contributes expertise in small cap medical devices and medical technology companies for the global equity group. Prior to joining the Adviser in September 1997, Ms. Yanchus was a sell-side analyst for six years covering various healthcare industries. Leefin Lai, Portfolio Manager, has over five years of investment industry experience and specializes in small- and mid-cap technology and biotechnology companies. Prior to joining the Adviser in 1993, Ms. Lai was a senior tax accountant for a healthcare corporation and a tax specialist for an accounting firm. William Truscott serves as a Portfolio Manager for the Fund. Mr. Truscott, who joined the Adviser in 1992 and has 15 years of investment industry experience, was a portfolio manager and equity research analyst from 1992 to 1996, focusing on Latin American securities. He is currently the Adviser's Director of Global Equity Research.

June 8 ,1998